UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18 Commerce Way

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 995-2443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01                                        Entry into a Material Definitive Agreement.

On June 7, 2019, Replimune Group, Inc. (the “Company”) entered into a Lease (the “Lease”) with ND/CR Unicorn LLC (the “Landlord”) pursuant to which the Company agreed to lease approximately 18,700 rentable square feet located at 500 Unicorn Park Drive, Woburn, Massachusetts 01801 (the “Premises”) for the Company’s new principal executive offices. Pursuant to the Lease, rental payments are scheduled to commence in August of 2019 and will continue for a term of approximately 10 years and 1 month. The Company has the option to renew the Lease for an additional term of 5 years. The Company’s annual base rent obligation will be $30.50 per rentable square foot in year one and will increase by $0.50 per rentable square foot annually. In addition to the base rent, the Company is responsible for certain customary costs and charges. The Company is entitled to a one-time improvement allowance of up to approximately $650,00 for costs related to the design and construction of certain improvements to the Premises.

The Company will obtain and deliver to Landlord a security deposit in the form of a letter of credit (the “Letter of Credit”) in the amount of approximately $450,000. Beginning one year after the rent commencement date, under certain circumstances, the Company will be entitled to periodically reduce the amount of the Letter of Credit down to an amount of, but not less than, $200,000. The Lease contains customary events of default, representations, warranties and covenants.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Lease, dated as of June 7, 2019, by and between Replimune Group, Inc. and ND/CR Unicorn LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: June 12, 2019	By:	/s/ Robert Coffin
Robert Coffin
President and Chief Executive Officer

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